UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 23, 2019
Date of Report (date of earliest event reported)

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OpGen, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
(Address of principal executive offices)

(240) 813-1260
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock	OPGN	Nasdaq Capital Market
Common Warrants	OPGNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01 – Entry into a Material Definitive Agreement.

On October 23, 2019, OpGen, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC (the “Underwriter”), relating to an underwritten public offering (the “Offering”) of (i) 2,590,170 units (“Units”), with each Unit being comprised of one share of the Company’s common stock, par value $0.01 per share, and one common warrant to purchase one share of common stock (the “Warrants”) and (ii) 2,109,830 pre-funded units (“Pre-Funded Units”), with each Pre-Funded Unit being comprised of one pre-funded warrant (collectively, the “Pre-Funded Warrants”) to purchase one share of common stock and one Warrant. The Offering closed on October 28, 2019. The Offering price to the public was $2.00 per Unit and $1.99 per Pre-Funded Unit. The total number of Warrants included in the Units and Pre-Funded Units was 4,700,000. The Warrants included in the Units and the Pre-Funded Units are immediately exercisable at a price of $2.00 per share of common stock and expire five years from the date of issuance. The shares of common stock, or Pre-Funded Warrants in the case of the Pre-Funded Units, and the Warrants were offered together, but the securities contained in the Units and the Pre-Funded Units were issued separately.

The Company also granted the Underwriter a 30-day option to purchase up to an additional 705,000 shares of common stock at a public offering price of $1.99 per share and/or up to 705,000 additional Warrants to purchase an aggregate of 705,000 shares of common stock at a public offering price of $0.01 per Warrant, less the underwriting discounts and commissions of $0.1393 per share and $0.0007 per Warrant.

The Pre-Funded Units were offered and sold to purchasers whose purchase of Units in the Offering would otherwise result in the purchaser, together with its affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the purchaser, 9.99%) of the Company’s outstanding common stock immediately following the consummation of the Offering in lieu of Units that would otherwise result in the purchaser’s beneficial ownership exceeding 4.99% of the Company’s outstanding common stock (or, at the election of the purchaser, 9.99%). Each Pre-Funded Warrant contained in a Pre-Funded Unit is exercisable for one share of common stock at an exercise price of $0.01 per share. The Pre-Funded Warrants are immediately exercisable and may be exercised at any time until all of the Pre-Funded Warrants are exercised in full.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The Underwriting Agreement provides for indemnification by the Underwriter of the Company, its directors and certain of its executive officers, and by the Company of the Underwriter, for certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, and affords certain rights of contribution with respect thereto.

The net proceeds to the Company from the Offering was approximately $8.3 million, excluding the proceeds, if any, from the exercise of the Warrants and the Pre-Funded Warrants sold in the Offering, and after deducting underwriting discounts and commissions and the payment of other estimated offering expenses associated with the Offering that are payable by the Company. The Company intends to use the net proceeds of the Offering for the following purposes: prior to the closing of the transactions contemplated by the Implementation Agreement (the “Implementation Agreement”) entered into by the Company and Curetis N.V., a Dutch publicly-listed company on Euronext, to (1) complete the business combination with Curetis GmbH, a private limited liability company organized under the Federal Republic of Germany and a wholly-owned subsidiary of Curetis N.V. (“Curetis”); (2) provide short-term funding to Curetis to fund its and its subsidiaries’ (the “Curetis Group”) current operations; and (3) support the Company’s research and development and regulatory activities for the Company’s anticipated FDA 510(k) submissions for the Acuitas AMR Gene Panel test and the Acuitas Lighthouse Software; and, if any proceeds remain following the closing of the transactions under the Implementation Agreement, to: (4) commercialize the combined business of the Company and the Curetis Group’s products, with a focus on the Unyvero platform and diagnostic tests and the Acuitas AMR Gene Panel tests; (5) support further development and commercialization of the Ares Genetics database and Acuitas Lighthouse Software; (6) fund directed efforts to the customers and collaborators of each company to introduce the products and services of the combined business of the Company and the Curetis Group; (7) invest in manufacturing and operations infrastructure to support sales of products; and (8) the balance, if any, for general corporate purposes.

Pursuant to the Underwriting Agreement, the Company, upon closing of the Offering, issued to the Underwriter warrants (the “Underwriter Warrants”) to purchase 235,000 shares of common stock, or 5% of the aggregate number of shares of common stock sold in the Offering (including the number of shares of common stock issuable upon exercise of the Pre-Funded Warrants sold in the Offering). The Underwriter Warrants are immediately exercisable, in whole or in part, and may be exercised at any time for five years from the effective date of the registration statement, at a price per share equal to $2.60 (130% of the offering price to the public per Unit).

A registration statement on Form S-1 relating to the Offering (File No. 333-233775) was declared effective by the Securities and Exchange Commission on October 23, 2019. The Offering is being made only by means of a prospectus forming a part of the effective registration statement.

The foregoing descriptions of the Underwriting Agreement, the Warrants, the Pre-Funded Warrants, and the Underwriter Warrants are not complete and are qualified in their entirety by reference to the full text of the Underwriting Agreement and the forms of Warrant and Underwriter Warrant, copies of which are filed as Exhibits 1.1, Exhibit 4.1, and Exhibit 4.3 hereto, and incorporated by reference herein, and the form of Pre-Funded Warrant, which is incorporated by reference herein from an exhibit to the Form S-1.

Forward Looking Statements

This Current Report on Form 8-K includes statements relating to the intended use of proceeds from the Offering, the completion of the business combination with Curetis N.V. and the Company's products and services. These statements and other statements regarding the Company’s future plans and goals constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that are often difficult to predict, are beyond the Company’s control, and which may cause results to differ materially from expectations. Factors that could cause the Company’s results to differ materially from those described include, but are not limited to, the fact that the Company has broad discretion as to the use of proceeds from the Offering and that the Company may not use the proceeds effectively; risks and uncertainties associated with market conditions, the Company’s ability to successfully and timely seek approval of, and obtain approval of its stockholders for the business combination with Curetis N.V., satisfy the closing conditions under the Implementation Agreement, successfully combine the businesses of the Company and Curetis GmbH, comply with the complexities of a global business, achieve the synergies the Company expects and successfully implement the combined company’s strategic and business goals and objectives. For a discussion of the most significant risks and uncertainties associated with the Company’s business, investors and security holders should review the Company’s filings with the Securities and Exchange Commission. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which are based on the Company’s expectations as of the date of this Current Report on Form 8-K and speak only as of such date. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This report relates to the consummation of the Offering, which is a closing condition to a proposed business combination between the Company and Curetis GmbH. This report is neither an offer to purchase, nor a solicitation of an offer to sell, any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the transactions contemplated by the Implementation Agreement (the definitive agreement related to the proposed business combination between the Company and Curetis GmbH), a Registration Statement on Form S-4 will be filed with the Securities and Exchange Commission (the “SEC”). Investors and security holders are encouraged to read the registration statement and any other relevant documents filed with the SEC, including the proxy statement/prospectus that will be part of the registration statement, when they become available, because they will contain important information about the proposed transaction. The final proxy statement/prospectus will be mailed to stockholders of the Company. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from the Company at its website, www.opgen.com.

Item 8.01 – Other Events.

On October 23, 2019, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

On October 28, 2019, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits.

Exhibit No.	Description
1.1 *	Underwriting Agreement, dated October 23, 2019, by and between OpGen, Inc. and H.C. Wainwright & Co., LLC
2.1	Implementation Agreement, dated as of September 4, 2019, by and among Curetis N.V., Crystal GmbH, and OpGen (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on September 4, 2019)
4.1 *	Form of Common Warrant
4.2	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-1, Amendment No. 1, File No. 333-233775, filed on October 15, 2019)
4.3 *	Form of Underwriter’s Warrant
99.1 *	Press Release issued October 23, 2019
99.2 *	Press Release issued October 28, 2019

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*        Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 28, 2019	OpGen, Inc.

	By:	/s/ Timothy C. Dec
Timothy C. Dec Chief Financial Officer